Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE
BUTLER NATIONAL CORPORATION ANNOUNCES
AGREEMENT WITH BALLY GAMING

OLATHE, KANSAS, February 3, 2015, Butler National Corporation (OTC Pink: BUKS) (the "Company") has reached an agreement with Bally Gaming, Inc. regarding Bally's outstanding judgment.
The Company's subsidiary BHCMC, LLC manages the Boot Hill Casino & Resort.  BHCMC and BHC Development LC, the build-to-suit lease provider for the Dodge City lottery gaming facility, purchased a SDS/CMP casino management system prior to the opening of the Boot Hill Casino & Resort.
BHCMC and BHC Development filed a complaint against Bally Gaming in the United States District Court for the District of Kansas.  After hearing the evidence, the jury rendered a verdict in favor of BHCMC and BHC Development in the amount of $1,423,542.27.  Bally appealed the verdict.   BHCMC and BHC Development have agreed to accept the sum of $1,323,542.27 in satisfaction of the judgment. BHCMC and BHC Development have further agreed to return to Bally its system-related equipment.
"We are pleased to continue our focus on our goal of attracting visitors to Dodge City and Southwest Kansas," commented Clark D. Stewart, President and CEO of Butler National Corporation.
Our Business:
Butler National Corporation operates in the Aerospace and Services business segments.  It is a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) and a recognized provider of management services in diverse business groups.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595

THE WORLDWIDE WEB:
Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.